UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3

1.	Investment Company Act File Number: 811-24089

Date of Notification: September 18, 2026

2.	Exact name of Investment Company as specified in registration statement:

Origin Real Estate Credit Fund

3.	Address of principal executive office: (number, street, city, state, zip code)

Origin Real Estate Credit Fund

c/o Origin Credit Advisers, LLC

4600 S. Syracuse Street, Suite 310

Denver, CO 80237

4.	Check one of the following:

A.	☒ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	☐ The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	☐ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ David Scherer
David Scherer
President and Principal Executive Officer

ORIGIN REAL ESTATE CREDIT FUND

NOTICE OF QUARTERLY REPURCHASE OFFER

If you do not wish to sell shares at this time, please disregard this Notice.

September 18, 2026

Dear Origin Real Estate Credit Fund Shareholder,

The purpose of this Notice is to announce the quarterly repurchase offer for the aggregate of the issued and outstanding Class O and Class I shares of beneficial interest (collectively, the “Shares”) of Origin Real Estate Credit Fund (the “Fund”). The Fund will offer to repurchase the Shares only during each regularly scheduled quarterly repurchase offer. The purpose of these quarterly repurchase offers is to provide shareholders with access to their assets and a degree of liquidity.

The repurchase offer period will begin on September 18, 2026 and end on October 23, 2026.

If you are not interested in tendering your Shares for repurchase at this time, you may disregard this letter and take no action. We will notify you again next quarter and mail new documents to be completed in connection with the next repurchase offer.

If you wish to tender your Shares and you hold your Shares through a broker-dealer or other intermediary, please contact your financial advisor for assistance and provide all of the information that they require on or prior to the Repurchase Request Deadline specified in the attached Repurchase Offer document.

If you wish to tender your Shares and you hold your Shares directly with the Fund through Ultimus Fund Solutions, LLC, the Fund’s transfer agent (the “Transfer Agent”), please refer to the attached Repurchase Request Form and follow the specific instructions on that form.

Any repurchase of Shares by the Fund pursuant to this repurchase offer is a taxable event. Consult your financial advisor or tax advisor for more information.

The Repurchase Request Deadline will be strictly observed. All Repurchase Requests must be received by the Transfer Agent by 4:00 p.m., Eastern Time, on Friday, October 23, 2026, or else the Fund will not repurchase any of your Shares until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer.

If you have any questions and you hold your Shares through a broker-dealer or other intermediary, please contact your financial advisor.

If you have any questions and you hold your Shares directly with the Fund through the Transfer Agent, please contact the Fund for assistance by calling 833-446-9060.

For additional details of the offer, please refer to the attached Repurchase Offer document.

As a reminder, if you would like to switch to electronic delivery of future notices and fund communications, you can update your delivery preferences at any time through the investor portal.

As always, we value our relationship with you and hope to continue to serve your investment needs.

Sincerely,

Origin Real Estate Credit Fund

ORIGIN REAL ESTATE CREDIT FUND

REPURCHASE OFFER

1.       The Offer. Origin Real Estate Credit Fund (the “Fund”) is offering to repurchase, for cash, up to five percent (5%) of the aggregate of its issued and outstanding Class O and Class I shares of beneficial interest (collectively, the “Shares”) at a price equal to the net asset value (“NAV”) as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date (as defined below). The purpose of this offer is to provide a level of liquidity to shareholders since no secondary market exists for these Shares. This offer is not conditioned on the tender of any minimum number of Shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund’s current Prospectus and Statement of Additional Information. All classes of Shares are considered to be a single class for purposes of allocating repurchases under this Offer.

2.       Net Asset Value. On September 11, 2026, the NAV of the Class O Shares (ORROX) was $9.86 per Share and the NAV of the Class I Shares (ORRIX) was $9.85 per Share. The NAV at which the Fund will repurchase Shares will not be calculated until the Repurchase Pricing Date (as defined below). The NAV of the Shares can fluctuate. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above, the NAV on the Repurchase Request Deadline (as defined below), or NAV on the date on which you return your Repurchase Request Form. The current NAV may be obtained by calling the Fund’s transfer agent, Ultimus Fund Solutions, LLC (the “Transfer Agent”), at 833-446-9060 and asking for the most recent price. The Shares are not traded on any organized market or securities exchange.

3.       Repurchase Request Deadline. All repurchase requests must be received in proper form by 4:00 p.m., Eastern Time, on October 23, 2026 (the “Repurchase Request Deadline”).

4.       Repurchase Pricing Date. The NAV used to calculate the repurchase price will be determined on October 23, 2026 (the “Repurchase Pricing Date”). This may be higher or lower than the NAV on the date on which you return your Repurchase Request Form. Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may use a repurchase pricing date earlier than October 23, 2026 if, on or immediately following the Repurchase Request Deadline, it appears that the use of an earlier repurchase pricing date is not likely to result in significant dilution of the NAV of either Shares that are tendered in the Repurchase Offer or Shares that are not so tendered. If the Fund were to use a repurchase pricing date earlier than October 23, 2026, there is a risk that the Fund’s NAV per Share (and thus the price that you will receive) may fluctuate between those dates.

5.       Payment for Shares Repurchased. The Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee, except as set forth in paragraph 10 below.

6.       Increase in Number of Shares Repurchased; Pro Rata Purchase. If shareholders tender for repurchase more than five percent (5%) of the outstanding Shares (the “Repurchase Offer Amount”), the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed two percent (2%) of the outstanding Shares on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus the additional amount of Shares to be repurchased at the Fund’s discretion (up to two percent (2%) of the outstanding Shares) on the Repurchase Request Deadline, the Fund will repurchase Shares on a pro rata basis based upon the number of Shares tendered by each shareholder. With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. In the event of an oversubscribed offer, the Fund may not be able to repurchase all the Shares that you wish to tender and you may have to wait until the next quarterly repurchase offer to tender the remaining Shares. Subsequent repurchase requests will not be given priority over other shareholder requests. You may be subject to NAV fluctuation during the period between quarterly repurchase offers.

7.       Withdrawal or Modification. Tenders of Shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on October 23, 2026. If you hold your Shares directly with the Fund through the Transfer Agent, you must send a written notice to the Transfer Agent at one of the addresses specified in this offer, and the Transfer Agent must receive it before the Repurchase Request Deadline. If you hold your Shares through a broker-dealer or other intermediary, please contact your financial advisor to withdraw or modify your repurchase request by the Repurchase Request Deadline.

8.       Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only with the approval of a majority of the members of the Board of Trustees (the “Board”), including a majority of the Trustees who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, and only in the following limited circumstances:

•	If making or effecting the repurchase of Shares would cause the Fund to lose its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the “Code”);
•	For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted;
•	For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; and
•	For such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

9.       Tax Consequences. You should review the tax information in the Fund’s current Prospectus and Statement of Additional Information and consult with your tax adviser regarding any specific consequences, including state and local tax consequences, of participating in this Repurchase Offer. Generally, any tender of Shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the Shares have been held by the shareholder.

10.     Early Repurchase Fees. A 2.00% early repurchase fee (the “Early Repurchase Fee”) will be charged by the Fund with respect to any repurchase of Shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of such Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. Therefore, Shares repurchased will be deemed to have been taken from the earliest purchase of Shares by such shareholder (adjusted for subsequent net profits and net losses) until all such Shares have been repurchased, and then from each subsequent purchase of Shares by such shareholder (adjusted for subsequent net profits and net losses) until such Shares are repurchased.

The Early Repurchase Fee may be waived for certain categories of shareholders or transactions. For example, the early repurchase fee will be waived on repurchases of Shares (i) in the event of the shareholder’s death or disability; (ii) that result from required minimum distributions taken from retirement accounts when the shareholder reaches age 70½; (iii) that result from returns of excess contributions made to retirement plans or individual retirement accounts; (iv) to exchange a taxable position for a non-taxable position; (v) to satisfy participant loan advances by employer sponsored retirement plans; (vi) in connection with distributions qualifying under the hardship provisions of the Code; and (vii) that were purchased through the Fund’s dividend reinvestment plan. Restrictions may apply to certain accounts and certain transactions. In addition, the one-year holding period shall include the period a shareholder held their position under the Predecessor Funds (as defined in the Fund’s current Prospectus).

11.     Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of Shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of Shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any Shares if, in the opinion of the Fund’s counsel, accepting, purchasing or paying for such Shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of Shares, whether generally or with respect to any particular Shares or shareholders. The Fund’s interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of Shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of Shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

None of the Fund, Origin Credit Advisers, LLC (the “Adviser”), the Transfer Agent, Ultimus Fund Distributors, LLC (the “Distributor”), nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Adviser, nor the Distributor is or will be obligated to ensure that your financial advisor, or any broker/dealer or any other third party through which your Shares may be held or registered, submits to you this Repurchase Offer or submits your tender of Shares to the Fund on your behalf.

Neither the Fund nor the Board makes any recommendation to any shareholder as to whether to tender or refrain from tendering Shares. Each shareholder must make an independent decision as to whether or not to tender Shares and, if so, how many Shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund’s current Prospectus or Statement of Additional Information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For additional information about this offer, contact your financial advisor or review the Fund’s current Prospectus and Statement of Additional Information.

ORIGIN REAL ESTATE CREDIT FUND

REPURCHASE REQUEST FORM

MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, ON October 23, 2026.

Regular Mail: Origin Real Estate Credit Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Overnight Delivery: Origin Real Estate Credit Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

Please accept this tender of shares as designated below for repurchase at a price equal to their net asset value on the Repurchase Pricing Date.

I understand that this quarterly repurchase offer is limited to five percent (5%) of the Fund’s outstanding Shares and that, if the offer is oversubscribed, the Fund may not purchase the full amount of the Shares that I am requesting, in which case the Fund will repurchase Shares on a pro rata basis.

Name(s) of Registered Shareholders:

_________________________________	Account Number: _______________________________

_________________________________	Daytime Telephone Number: ______________________

Amount of Shares Tendered (check only ONE option and fill in number or dollar amount as appropriate; if tendering for more than one share class, please submit a separate form for each share class):

Class of Shares to be tendered:	Class O Shares (_____): _____

_____ Full Tender:	Please tender all shares in my account.
_____ Partial Tender:	Please tender ___________shares from my account.
_____ Dollar Amount:	Please tender enough shares to net $____________

Class I Shares (_____): _____

_____ Full Tender:	Please tender all shares in my account.
_____ Partial Tender:	Please tender ___________shares from my account.
_____ Dollar Amount:	Please tender enough shares to net $____________

RETIREMENT ACCOUNTS ONLY - Withholding Notice and Election Form W-4R/OMB No. 1545-0074 Department of Treasury, Internal Revenue Service

If no withholding election is indicated below, IRS regulations require that 10% Federal income tax withholding be taken from your distributions. We encourage you to consult with your accountant or tax advisor regarding your IRA distributions. Even if you elect not to have Federal income tax withheld, you are liable for payment of Federal income tax on the taxable portion of your distribution. You may be subject to tax penalties under the estimated tax payment rules if your payments of estimated tax and withholdings are not adequate.

_____ Federal Income Tax Withholding is to be withheld at ____% (If a percentage is not specified, 10% will automatically be withheld)

_____ I elect NOT to have Federal Income Tax Withheld

Payment and Delivery Instructions:

Custodial and certain broker-controlled accounts: Proceeds will automatically be issued to the custodian or broker/dealer of record. There is no need to check a box below for these account types.

Non-custodial accounts: Proceeds will be delivered via ACH to your bank on file unless another payment option is selected below. If no bank information is on file, a check will be issued to the name(s) of the registered shareholder(s) and mailed to the address of record.

Mailed Checks Only:

☐ Check to address of record

☐ Check to alternative address

Alternative mailing instructions:

Medallion Signature Guarantee may be required if (i) repurchase requests are greater than or equal to $100,000; (ii) proceeds of the repurchase are to be made payable to a new account or to someone other than the registered account owner; (iii) proceeds are to be made payable as the account is registered but mailed to an address other than the address of record on the account; or (iv) the repurchase notice is received within three (3) business days prior to the Repurchase Request Deadline. A Medallion Signature Guarantee can typically be obtained from a bank, credit union, trust company, or broker-dealer that participates in a Medallion signature guarantee program. Please contact the Fund at investorrelations@origininvestments.com to determine if a Medallion Signature Guarantee is necessary for your repurchase request, and allow sufficient time to obtain the guarantee prior to the Repurchase Request Deadline.

Signature: ____________________________	Date: _____________________

____________________________	_____________________

Signature Guarantee:

ALL signatures MUST be guaranteed by an employee of a member firm of a regional or national securities exchange or of the Financial Industry Regulatory Authority, Inc., by an employee of a commercial bank or trust company having an office, branch or agency in the United States or any other “eligible guarantor institution” as that term is defined in Rule 17 Ad-15(a)(2) of the Securities Exchange Act of 1934.

Signature Guaranteed By:           ___________________________